Ensco plc Fleet Status Report 16 May 2011

FORWARD LOOKING STATEMENTS DISCLOSURE

Statements contained in this Fleet Status Report regarding the status of developments in the U.S. Gulf of Mexico, our estimated rig availability, contract duration, future rig rates and cost adjustments, customers or contract status (including executory contracts and letters of intent) are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements include references to the status of our U.S. Gulf of Mexico contracts in general and potential force majeure in particular, future rig rates, cost adjustments, utilization, rig enhancement projections, shipyard construction or work completion, and other contract or letter of intent commitments, including new rig commitments, contract terms, the period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction and scheduled delivery dates for new rigs.

Numerous factors could cause actual rig, customer and contract status to differ materially from those contemplated in the forward-looking statements, including: any regulatory, judicial or legislative activity that may impact our U.S. Gulf of Mexico operations or that may adversely affect our existing drilling contracts for ENSCO 8500 Series® rigs or our U.S. Gulf of Mexico jackup rigs, such as a determination of a force majeure event;  the impact of the Macondo well incident, and the government and industry response thereto, upon future deepwater and other offshore drilling operations in general, and, in particular, any new actual or defacto moratorium or suspension of drilling operations or delays in processing drilling permits; legislative or regulatory action impacting rig equipment, pollution liability or other matters relating to U.S. or global offshore drilling activities; industry conditions and competition, including changes in rig supply and demand or new technology; prices of oil and natural gas, and their impact upon future levels of drilling activity and expenditures; declines in drilling activity, which may cause us to idle or stack additional rigs; excess rig availability or increased supply resulting from delivery of newbuild drilling rigs or reactivation of stacked rigs or a slowdown in offshore drilling; concentration of our fleet in premium jackups; concentration of our deepwater rigs in the U.S. Gulf of Mexico, cyclical nature of the industry; worldwide expenditures for oil and natural gas drilling; operational risks, including unplanned downtime due to drilling moratoria or suspensions, regulatory, legislative or permitting requirements, rig or equipment failure, damage or repair in general and hazards created by severe storms and hurricanes in particular; changes in the dates our rigs will enter a shipyard, be delivered, return to service or enter service; risks inherent to shipyard rig construction, repair or enhancement, including risks associated with concentration of our ENSCO 8500 Series® and jackup rig construction contracts in a single shipyard in Singapore, unexpected delays in equipment delivery and engineering, equipment or design issues following shipyard delivery; changes in the commencement dates of new contracts; renegotiation, nullification, cancellation or breach of contracts or letters of intent with customers or other parties, including failure to negotiate definitive contracts following announcements or receipt of letters of intent; risks associated with mediation, arbitration or litigation in general; risks associated with offshore rig operations or rig relocations; availability of transport vessels to relocate rigs; self-imposed or regulatory limitations on drilling locations during hurricane season; impact of current and future government laws and regulations and interpretations, modifications or repeal thereof, affecting the oil and gas industry in general and our equipment and operations in particular, including environmental liability, financial responsibility, insurance requirements or taxation; our ability to attract and retain skilled personnel; governmental action and political and economic uncertainties, including expropriation, nationalization, confiscation or deprivation of our assets; terrorism or military action impacting our operations, assets or financial performance.

The factors identified above are believed to be important factors (but not necessarily all of the important factors) that could cause actual rig, customer and contract status to differ materially from those expressed in any forward-looking statement made by us. Other factors not discussed herein could also have material adverse effects on us such as other risks as described from time to time as Risk Factors and otherwise in the Company’s SEC filings. Copies of such SEC filings may be obtained at no charge by contacting our Investor Relations Department at 214-397-3045 or by referring to the Investor Relations section of our website at www.enscoplc.com.

All forward-looking statements included in this Fleet Status Report are expressly qualified in their entirety by the foregoing cautionary statements. All information in this report is as of the date posted. The Company undertakes no duty to update any forward-looking statement, to conform the statement to actual results, reflect changes in the Company's expectations or otherwise update any forward-looking statement (or its associated cautionary language), whether as a result of new information or future events.

Ensco plc Fleet Status Report 16 May 2011

Important Note Regarding U.S. Gulf of Mexico:

Certain Ensco rigs in the U.S. Gulf of Mexico have been and may be further affected by the regulatory developments and other actions that have or may be imposed by the U.S. Department of the Interior including the regulations issued on 30 September 2010.  The moratoriums/suspensions (which have been lifted), related Notices to Lessees (NTLs) and regulatory pronouncements, delays in processing drilling permits and other actions are being challenged in litigation by Ensco and others.  Ensco rig utilization and day rates have been negatively influenced due to regulatory requirements and delays in our customers’ ability to secure drilling and associated permits.   Current or future NTLs or other directives, legislation or regulations may further impact our customers' ability to obtain permits and commence or continue deep- or shallow- water operations in the U.S. Gulf of Mexico. At present, we are unable to determine the full extent that these factors will impact our contracts, operations and/or financial results.

Ensco has rejected all force majeure notices received since the Macondo well incident as invalid under the terms of the applicable drilling contracts.  During mid-December 2010, Ensco received a force majeure notice from Nexen regarding ENSCO 8501.  Following delivery of the force majeure notice, Nexen paid the low-$280,000 force majeure rate (75% of the mid-$370,000 applicable day rate at the time) under recent invoices.  Ensco, in turn, notified Nexen that it is in default, which Nexen has denied.  Ensco is reviewing available remedies to resolve the dispute.

In the event of valid force majeure circumstances, the contracts for our ultra-deepwater semisubmersible rigs currently in the U.S. Gulf of Mexico generally provide that a reduced rate applies for a specified number of days (approximately ten weeks depending on the contract) after which our customers have a right to terminate subject to payment of a significant portion of the day rate for the remainder of the contract term. For our jackup rigs in the U.S. Gulf of Mexico, the contractual force majeure provisions generally provide for payment of full day rate for a specified number of days (up to 30 days) after which our customers have a right to terminate without further payment.

We continue to work with our customers on mutually agreeable contingency plans for our rigs in the U.S. Gulf of Mexico and, in certain cases, we have negotiated sublet agreements with new deepwater customers and/or reduced day rates.

The full impact of the government’s actions and the regulations discussed in this note and potential new regulatory, legislative or permitting requirements has not yet been determined, but could have a further material adverse effect upon our results of operations.

Ensco plc Fleet Status Report 16 May 2011

Monthly Changes

Bolded rig names and underlined text signify changes in rig status from the previous month.

Segment Region/Rig	Design (1)	Water Depth' (1)	Customer/Status	Day Rate $000's US	Location	Est. Avail/ Contract Change	Comments
Deepwater Southeast Asia
ENSCO 7500	Dynamically Positioned	8000	Shipyard/mob/sea trials		Singapore	Oct. 11	Next to Petrobras in Brazil to May 14, low 320s. Mob and upgrade costs to be amortized over contract at approx. $20,000 per day. For details see 2 Feb. 11 press release
U.S. Gulf of Mexico - See Page 2 "Important Note Regarding U.S. Gulf of Mexico"
ENSCO 8500	Dynamically Positioned	8500	Eni/Anadarko	Low 300s	Gulf of Mexico	Aug. 13
Lump sum payment of $20 million and one-time reimbursable costs of $27 million amortized over primary contract term, which equals approx. $31,000 per day.  Plus cost adjustments and four 1-year same-rate options

ENSCO 8501	Dynamically Positioned	8500	Nexen/Noble Energy	Low 380s	Gulf of Mexico	Jun. 13
Currently allocated to Noble.  For Nexen's allocation of rig time, see Important Note Regarding U.S. Gulf of Mexico.  Mob and upgrade costs are reimbursed by Noble and Nexen at approx. $19,000 per day over primary contract term.  Plus cost adjustments and unpriced options

ENSCO 8502(2)	Dynamically Positioned	8500	Nexen	Special rate	Gulf of Mexico	Jul. 13
On special rate to Nexen until rig begins mob to Nexen's 1st drilling location.  Then original 2-year term commences, low 490s.  See 29 Oct. 2010 press release.  Mob day rate and reimbursable mobilization expenses and upgrades to be amortized over Nexen's primary contract term are approx. $35,000 per day once term commences

South America
ENSCO 8503(2)	Dynamically Positioned	8500	Tullow/Cobalt	High 430s	French Guiana	Aug. 11
Sublet to Tullow to Aug. 11.  Mob/demob of approx. 50 days in total at 75% of day rate (i.e. mid 320s) .  Then either contracted to Cobalt at special rate of $210,000 until rig begins mob to Cobalt's 1st drilling location or original 2-year term commences, mid 530s.  See 1 Dec. 2010 press release.  Reimbursable expenses and upgrades to be amortized over Cobalt's primary contract term are approx. $49,000 per day once term commences

Under Construction - uncontracted
ENSCO 8504	Dynamically Positioned	8500	Under construction		Singapore	3Q11	Next to TOTAL in Brunei to Mar. 12, mid 420s. Plus options. Mob and upgrade costs to be amortized over contract at approx. $86,000 per day. For details see 21 April 2011 press release
ENSCO 8505	Dynamically Positioned	8500	Under construction		Singapore	1H12
ENSCO 8506	Dynamically Positioned	8500	Under construction		Singapore	2H12

(1)   ENSCO 8500 Series® rigs are 6th generation, proprietary design, ultra-deepwater, dynamically positioned semisubmersibles and may be modified to drill in up to 10,000' water depths.
(2)   While ENSCO 8502 and ENSCO 8503 have earned special/sublet day rates since their successful completion of acceptance testing, the original two-year contracts have not yet commenced.  Therefore, mobilization from the shipyard and other related reimbursements are not yet being recognized in revenue.

Ensco plc Fleet Status Report 16 May 2011

Segment Region / Rig	Design	Water Depth'	Customer/Status	Day Rate $000's US	Location	Est. Avail/ Contract Change	Comments

Asia & Pacific Rim
Middle East/India
ENSCO 54	F&G L-780 Mod II-C	300	ADOC/Bunduq	High 50s	UAE	Sep. 11	Plus cost adjustments and well-to-well option at mutually agreed rate
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100s	Saudi Arabia	Jun. 11	Next expect to work to Jun. 14, low 100s. Plus one year option
ENSCO 84	MLT 82 SD-C	250	Contracted/shipyard		Bahrain	Oct. 11	Next to Saudi Aramco to Oct. 14, low 60s. Plus one year option
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 60s	Qatar	Mar. 12	Plus options
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 60s	Qatar	Dec. 11	Plus options
ENSCO 95	Hitachi 250-C	250	Cold stacked		Bahrain
ENSCO 96	Hitachi 250-C	250	Contracted/shipyard		Bahrain	Sep. 11	Next to Saudi Aramco to Sep. 14, low 60s. Plus one year option
ENSCO 97	MLT 82 SD-C	250	Contracted/shipyard		Bahrain	Sep. 11	Next to Saudi Aramco to Sep. 14, low 60s. Plus one year option
Southeast Asia/Australia
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 70s	Malaysia	Mar. 13	Plus cost adjustments and one year option
ENSCO 53	F&G L-780 Mod II-C	300	Talisman	High 70s	Malaysia	Jun 11
ENSCO 56	F&G L-780 Mod II-C	300	Pertamina	Low 80s	Indonesia	Jul. 11	Expect to work to Apr. 13, mid 70s. Plus mutually agreed rate 6-month option
ENSCO 67	MLT 84-CE	400	Pertamina	Low 100s	Indonesia	Jan. 13	Plus 8 month option
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Mid 120s	Indonesia	May 11	Next to shipyard for repair and inspection, zero rate. Then to Apache Aug. 11 to Aug. 12 in Australia, mid 140s . Plus one year option
ENSCO 106	KFELS MOD V-B	400	Newfield	Low 120s	Malaysia	Mar. 12	Plus same rate 7-month option
ENSCO 107	KFELS MOD V-B	400	Premier Oil	Low 110s	Vietnam	Jan. 12	Plus five 1-well options at index rate
ENSCO 108	KFELS MOD V-B	400	Total	High 120s	Brunei	Nov. 11
ENSCO 109	KFELS MOD V- Super B	350	Apache	Low 140s	Australia	Sep. 11	Rate increases late Jul. to mid 140s. Next to shipyard approx. 10 days, zero rate. Then to PTTEP to Mar. 12, mid 160s
ENSCO I	Barge Rig		Cold stacked		Singapore

Under Construction - uncontracted
TBD 1	KFELS Super A	400	Under construction		Singapore	2Q13
TBD 2	KFELS Super A	400	Under construction		Singapore	4Q13

Ensco plc Fleet Status Report 16 May 2011

Segment / Region / Rig	Design	Water Depth'	Customer/Status	Day Rate $000's US	Location	Est. Avail/ Contract Change	Comments

Europe & Africa North Sea
ENSCO 70	Hitachi K1032N	250	PA Resources	High 80s	Denmark	Aug. 11	Next to Tullow to Nov. 11, low 90s. Then to RWE Dea to Oct. 12, high 80s
ENSCO 71	Hitachi K1032N	225	Maersk	High 80s	Denmark	Mar. 12	Plus three 1-year options
ENSCO 72	Hitachi K1025N	225	Contracted/shipyard		UK	Jun. 11	Next to Maersk to Jun. 12, high 80s. Plus three 1-year options
ENSCO 80	MLT 116-CE	225	Tullow	High 80s	UK	Aug. 11
Next to Wintershall to Jan. 12, low 90s.  Then expect to work for 60-100 days, low 100s.  Then expect to work 90 days, mid 90s, plus 1-well option.  ConocoPhillips contract to Jul. 12 suspended, rates to be mutually agreed annually

ENSCO 92	MLT 116-C	225	Contracted/shipyard		UK	May 11	Next to ConocoPhillips to Jun. 11, mid 90s. Then to E.ON to Aug. 11, low 100s. Then to RWE Dea Oct. 11 to Jul. 12, high 80s. Plus one 3-well option
ENSCO 100	MLT 150-88-C	350	E.ON	Mid 130s	UK	Mar. 12	Plus one 3-well option at market rate
ENSCO 101	KFELS MOD V-A	400	Maersk	Low 170s	UK	Jan. 12	One unpriced option plus cost adjustments
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Mid 190s	UK	Jun. 16	Plus cost adjustments and options. Rate increases to low 200s beginning Jun. 11 for 8 wells (Jun. 14), then mutually agreed. Plus cost adjustments and unpriced options
Mediterranean
ENSCO 85	MLT 116-C	300	PA Resources	Mid 90s	Tunisia	Jul. 11	Plus one well option
ENSCO 105	KFELS MOD V-B	400	En route to Asia		----------

North & South America
U.S. Gulf of Mexico - See Page 2 "Important Note Regarding U.S. Gulf of Mexico"
ENSCO 68	MLT 84-CE	400	Chevron	Mid 90s	Gulf of Mexico	Dec. 11	Rate increases Jul. 11, low 100s. Plus cost adjustments not included in day rate
ENSCO 69	MLT 84-Slot	300	Cold stacked		Gulf of Mexico
ENSCO 75	MLT Super 116-C	400	Apache	Low 100s	Gulf of Mexico	Oct. 11
ENSCO 81	MLT 116-C	350	Walter	Low 80s	Gulf of Mexico	Aug. 11
ENSCO 82	MLT 116-C	300	Chevron	Mid 60s	Gulf of Mexico	Dec. 11	Rate increases Jul. 11, high 70s. Plus cost adjustments not included in day rate
ENSCO 86	MLT 82 SD-C	250	Apache	Low 60s	Gulf of Mexico	Sep. 11
ENSCO 87	MLT 116-C	350	Apache	Low 80s	Gulf of Mexico	Oct. 11
ENSCO 90	MLT 82 SD-C	250	ADTI/Northstar	Mid 50s	Gulf of Mexico	May 11	Next to Arena to Sep. 11, high 50s
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Mid 50s	Gulf of Mexico	May 11

Mexico
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Nov. 12	Plus cost adjustments
ENSCO 89	MLT 82 SD-C	250	Pemex	Mid 70s	Mexico	Mar. 12	Rates adjust to global index rate every 3 months (next Aug. 11)
ENSCO 93	MLT 82 SD-C	250	Pemex	Mid 90s	Mexico	Mar. 12	Rates adjust to global index rate every 3 months (next Jul. 11)
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 110s	Mexico	Apr. 12	Plus cost adjustments

Note:  The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term.  Additionally, the Company occasionally negotiates special rates with customers as noted in the comments that reduce revenues recognized during the contract term. Please refer to the Company's SEC filings for more information.